UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2024

BLUEGREEN VACATIONS HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-09071	59-2022148
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4960 Conference Way North, Suite 100, Boca Raton, Florida		33431
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 561-912-8000

Not applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.01 par value	BVH	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed, on November 5, 2023, Bluegreen Vacations Holding Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hilton Grand Vacations Inc. (“HGV”) and Heat Merger Sub, Inc. (“Merger Sub”), an indirect wholly-owned subsidiary of HGV. On January 17, 2024, the merger contemplated by the Merger Agreement (the “Merger”) was completed whereby, in accordance with the terms of the Merger Agreement, (i) Merger Sub merged with and into the Company, with the Company continuing as the surviving company of the Merger and becoming an indirect wholly-owned subsidiary of HGV, and (ii) each share of Class A Common Stock and Class B Common Stock of the Company outstanding at the effective time of the Merger (including each share subject to a restricted stock award outstanding at the effective time of the Merger) was canceled and converted into the right to receive $75.00 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”).

Item 1.02	Termination of a Material Definitive Agreement.

On January 17, 2024, in connection with the completion of the Merger, Bluegreen Vacations Corporation, a wholly-owned subsidiary of the Company, repaid in full all amounts outstanding under, and terminated, the following credit facilities: (i) the Third Amended and Restated Credit Agreement, dated as of February 14, 2022, by and among Bluegreen Vacations Corporation, as borrower, the direct and indirect subsidiaries of the borrower party thereto from time to time, as guarantors, the various institutions party thereto from to time, as lenders, and Fifth Third Bank, National Association, as administrative agent and letter of credit issuer; (ii) the Second Amended and Restated Receivables Loan Agreement, dated as of March 12, 2018, as amended, by and among Bluegreen Vacations Corporation, as borrower, and Liberty Bank, as lender and administrative and collateral agent; and (iii) the Loan and Security Agreement, dated October 4, 2022, by and among Bluegreen Vacations Corporation and Bluegreen Vacations Unlimited, Inc. (a wholly-owned subsidiary of Bluegreen Vacations Corporation), jointly and severally, as borrowers, the lenders party thereto, and Zions Bancorporation, N.A. (dba National Bank of Arizona), as administrative agent, arranger and bookrunner.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

As described above, in accordance with the terms of the Merger Agreement, at the effective time of the Merger, (i) Merger Sub merged with and into the Company, with the Company surviving the Merger and becoming an indirect wholly-owned subsidiary of HGV, and (ii) each share of Class A Common Stock and Class B Common Stock of the Company outstanding at the effective time of the Merger (including each share subject to a restricted stock award outstanding at the effective time of the Merger) was canceled and converted into the right to receive the Merger Consideration of $75.00 in cash, without interest and less any applicable withholding taxes.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 9, 2023 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

On January 17, 2024, the Company notified the New York Stock Exchange (the “NYSE”), on which the Company’s Class A Common Stock was listed, and the Financial Industry Regulatory Authority (“FINRA”), which oversees the OTCQX, on which the Company’s Class B Common Stock was listed, of the consummation of the Merger. As a result, trading of the Company’s Class A Common Stock on the NYSE and the Company’s Class B Common Stock on the OTCQX was suspended prior to the opening of the trading on January 17, 2024. The Company also requested that the NYSE file a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of the Company’s Class A Common Stock from the NYSE and the deregistration of the Company’s Class A Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting of the Class A Common Stock from the NYSE will be effective 10 days after the filing of the Form 25. Following the effectiveness of the Form 25, the Company intends to file with the SEC a Form 15 requesting the termination of registration of the Company’s Class A Common Stock and Class B Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Section 13 and Section 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01	Change in Control of Registrant.

The information set forth in the Introductory Note and in Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

As a result of the completion of the Merger, a change in control of the Company occurred, and the Company became an indirect wholly-owned subsidiary of HGV.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, at the effective time of the Merger, each of the Company’s directors (who were Alan B. Levan, John E. Abdo, James R. Allmand, III, Norman H. Becker, Lawrence A. Cirillo, Darwin Dornbush, Jarett S. Levan, Joel Levy, Mark A. Nerenhausen, William Nicholson, Arnold Sevell, Orlando Sharpe and Seth M. Wise) and officers (including Alan B. Levan, Chairman, Chief Executive Officer and President, John E. Abdo, Vice Chairman, Raymond S. Lopez, Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer,

Dustin Tonkin, Executive Vice President, Chief Sales and Marketing Officer, and Adrienne Kelley, Senior Vice President and Chief Accounting Officer) ceased serving in their respective director and/or officer positions with the Company.

Upon the consummation of the Merger, Mark D. Wang, Charles R. Corbin and Daniel J. Mathewes became the directors of the Company. In addition, at the effective time of the Merger, Mr. Wang became President of the Company, Mr. Corbin became Executive Vice President and Secretary of the Company, each of Mr. Mathewes and Gordon Gurnik became Senior Executive Vice President of the Company, and Carlos Hernandez became Senior Vice President of the Company. Set forth below is certain biographical information with respect to Messrs. Wang, Corbin, Mathewes, Gurnik and Hernandez.

Mark D. Wang, age 66, has served as a director of HGV since May 2016 and as President and Chief Executive Officer of HGV since January 2017.

Charles R. Corbin, age 67, has served as Executive Vice President, Chief Legal Officer, General Counsel and Secretary of HGV since November 2016.

Daniel J. Mathewes, age 49, has served as Senior Executive Vice President and Chief Financial Officer of HGV since August 2021 and was previously Executive Vice President and Chief Financial Officer of HGV from November 2018 to August 2021.

Gordon Gurnik, age 60, has served as Senior Executive Vice President and Chief Operating Officer of HGV since August 2021 and was previously Executive Vice President and Chief Operating Officer of HGV from December 2018 to August 2021.

Carlos Hernandez, age 56, has served as Senior Vice President and Chief Accounting Officer of HGV since August 2020.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the terms of the Merger Agreement, at the effective time of the Merger, (i) the Company’s Amended and Restated Articles of Incorporation, as amended, were amended and restated in their entirety (as so amended and restated, the “Surviving Company’s Articles of Incorporation”) and (ii) the Bylaws of the Company, as amended, were amended and restated in their entirety (as so amended and restated, the “Surviving Company’s Bylaws”). Copies of the Surviving Company’s Articles of Incorporation and the Surviving Company’s Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated into this Item 5.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated November 5, 2023, by and among Hilton Grand Vacations Inc., Heat Merger Sub, Inc., and Bluegreen Vacations Holding Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 9, 2023)

3.1	Second Amended and Restated Articles of Incorporation of Bluegreen Vacations Holding Corporation

3.2	Amended and Restated Bylaws of Bluegreen Vacations Holding Corporation

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2024

Bluegreen Vacations Holding Corporation

By:	/s/ Charles R. Corbin
Name:	Charles R. Corbin
Title:	Executive Vice President and Secretary